Supplement dated June 27, 2024
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract.
Effective August 12, 2024, the names of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Initial Class	New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Initial Class
MainStay VP Funds Trust - MainStay VP MacKay High Yield Corporate Bond Portfolio: Initial Class	New York Life Investments VP Funds Trust - NYLI VP MacKay High Yield Corporate Bond Portfolio: Initial Class
MainStay VP Funds Trust - MainStay VP Winslow Large Cap Growth Portfolio: Initial Class	New York Life Investments VP Funds Trust - NYLI VP Winslow Large Cap Growth Portfolio: Initial Class
ISP-0792